November 4, 2009

DREYFUS STATE MUNICIPAL BOND FUNDS (the “fund”)

- Dreyfus Connecticut Fund	- Dreyfus North Carolina Fund
- Dreyfus Maryland Fund	- Dreyfus Ohio Fund
- Dreyfus Massachusetts Fund	- Dreyfus Pennsylvania Fund
- Dreyfus Michigan Fund	- Dreyfus Virginia Fund
- Dreyfus Minnesota Fund

Supplement to Prospectus dated September 1, 2009

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s prospectus entitled “Portfolio Management” or “Management”:

     Joseph P. Darcy has been primary portfolio manager of the Dreyfus Maryland, Dreyfus Minnesota and Dreyfus Ohio Funds since October 2009.

     Steven Harvey has been primary portfolio manager of the Dreyfus Pennsylvania Fund since October 2009.

     James P. Welch has been primary portfolio manager of the Dreyfus Connecticut Fund since November 2001, primary portfolio manager of the Dreyfus Massachusetts Fund since July 2007, primary portfolio manager of the Dreyfus Michigan Fund since October 2009 and primary portfolio manager of the Dreyfus North Carolina and Dreyfus Virginia Funds since October 2008.